SECOND SUPPLEMENTAL INDENTURE dated as of June 11, 1999, among SIX FLAGS
      THEME PARKS INC., a Delaware corporation ("Six Flags"), 11501 Northeast Expressway, Oklahoma City, Oklahoma 73131, SIX FLAGS OVER GEORGIA, INC., SIX FLAGS OVER TEXAS, INC., S. F. PARTNERSHIP, FIESTA TEXAS, INC., SFTP SAN ANTONIO II, INC. and SAN ANTONIO THEME PARK, L.P. (collectively, the "Note Guarantors"), and UNITED STATES TRUST COMPANY OF NEW YORK, AS TRUSTEE ("Trustee").

      WHEREAS there has heretofore been executed and delivered to the Trustee an Indenture dated as of June 23, 1995 (the "Original Indenture" and, as may be amended or supplemented from time to time by one or more indentures supplemental thereto entered into pursuant to the applicable provisions thereof, the "Indenture"), providing for the issuance of Six Flags' 12 1/4% Senior Subordinated Discount Notes Due 2005 and Six Flags' 12 1/4% Series A Senior Subordinated Discount Notes Due 2005 (collectively, the "Securities");

      WHEREAS there are now outstanding under the Indenture Securities in the aggregate principal amount of $285 million;

      WHEREAS Section 9.02 of the Indenture provides that Six Flags, the Note Guarantors and the Trustee may amend the Indenture with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding;

      WHEREAS Six Flags desires to amend certain provisions of the Indenture, as set forth in Article I hereof;

      WHEREAS the Holders of at least a majority in aggregate principal amount of the Securities outstanding have consented to the amendments effected by this Second Supplemental Indenture; and

      WHEREAS all things necessary to make this Second Supplemental Indenture a valid agreement, in accordance with its terms, have been done.

      NOW THEREFORE, this Second Supplemental Indenture witnesseth that, for and in consideration of the premises, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE I

                            AMENDMENTS TO INDENTURE

      SECTION 1.01. Amendments to Articles Four and Five. Effective upon the date (the "Payment Date") Six Flags accepts for purchase and pays for all Securities validly tendered pursuant to the Offer to Purchase and Consent Solicitation Statement and accompanying Consent and Letter of Transmittal dated as of May 27, 1999, and any amendments, modifications or supplements thereto, unless, prior to that time, Six Flags, by written notice to the Trustee, has terminated this Second Supplemental Indenture, Sections 4.02, 4.03, 4.04, 4.05, 4.06, 4.07, 4.08, 4.11, 4.12, 4.13, 4.14 and 5.01(iii) and (iv) of the Original
Indenture are hereby amended by deleting all such sections (or, in the case of Section 4.02, amending it in its entirety) and all references thereto in their entirety, including without limitation all references, direct or indirect, thereto in Section 6.01, "Events of Default."

                                   ARTICLE II

                                  MISCELLANEOUS

      SECTION 2.01. Instruments To Be Read Together. This Second Supplemental Indenture is an indenture supplemental to and in implementation of the Original Indenture, and said Original Indenture and this Second Supplemental Indenture shall henceforth be read together.

      SECTION 2.02. Confirmation. The Indenture as amended and supplemented by this Second Supplemental Indenture is in all respects confirmed and preserved.

      SECTION 2.03. Terms Defined. Capitalized terms used in this Second Supplemental Indenture have been inserted for convenience of reference only, and are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

      SECTION 2.04. Headings. The headings of the Articles and Sections of this Second Supplemental Indenture have been inserted for convenience of reference only, and are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

      SECTION 2.05. Governing Law. The laws of the State of New York shall govern this Second Supplemental Indenture.

      SECTION 2.06. Counterparts. This Second Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      SECTION 2.07. Effectiveness; Termination. The provisions of this Second Supplemental Indenture will take effect immediately upon its execution and delivery by the Trustee in accordance with the provisions of Sections 9.02 and
9.06 of the Indenture; provided, that the amendments to the Original Indenture set forth in Section 1.01 of this Second Supplemental Indenture shall become operative as specified in Section 1.01 hereof. Prior to the Payment Date, Six Flags may terminate this Second Supplemental Indenture upon written notice to the Trustee (it being understood that Six Flags may, subsequent thereto, enter into a substitute first supplemental indenture).

      SECTION 2.08. Acceptance by Trustee. The Trustee accepts the amendments to the Original Indenture effected by this Second Supplemental Indenture and agrees to execute the trusts created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture.

      SECTION 2.09. Responsibility of Trustee. The recitals contained herein shall be taken as the statements of Six Flags, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture.

      IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, all as of the date first written above.

                              SIX FLAGS THEME PARKS INC.

Attest:                       By: /s/ James M. Coughlin
                                 -------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President


                              SIX FLAGS OVER GEORGIA, INC.

Attest:                       By: /s/ James M. Coughlin
                                 -------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President


                              SIX FLAGS OVER TEXAS, INC.

Attest:                       By: /s/ James M. Coughlin
                                 -------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President


                              S.F. PARTNERSHIP

Attest:                       By: /s/ James M. Coughlin
                                 -------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President


                              FIESTA TEXAS, INC.

Attest:                       By: /s/ James M. Coughlin
                                 -------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President


                              SFTP SAN ANTONIO II, INC.

Attest:                       By: /s/ James M. Coughlin
                                 -------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President

                              SAN ANTONIO THEME PARK, L.P.
                                By: Six Flags San Antonio, L.P., its general
                                    partner
                                    By: SFTP San Antonio G.P. Inc., its general
                                        partner

Attest:                       By: /s/ James M. Coughlin
                                 -------------------------------------
                                 Name:  James M. Coughlin
                                 Title: Vice President


                              UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee

Attest:                       By: /s/
                                 -------------------------------------
                                 Name:
                                 Title: